UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 22, 2012 (June 19, 2012)
_______________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities.

As previously disclosed, on November 17, 2011, voluntary petitions for relief were filed by General Maritime Corporation (the “Company”) and substantially all of its subsidiaries (with the exception of those in Portugal, Russia and Singapore, as well as certain inactive subsidiaries, collectively, the “Debtors”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which are being jointly administered under Case No. 11-15285 (MG). On May 17, 2012, the Debtors completed their financial restructuring and emerged from Chapter 11 through a series of transactions contemplated by the Plan of Reorganization (the “Plan”), and the Plan became effective pursuant to its terms.

Pursuant to (i) the Equity Purchase Agreement, dated as of December 15, 2011 and amended on March 26, 2012 (the “Purchase Agreement”), by and among the Company and Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. - Class A, and OCM Asia Principal Opportunities Fund, L.P. (collectively, “Oaktree”), and (ii) the order (the “Purchase Agreement Order”) of the Bankruptcy Court authorizing the Debtors to enter into the Purchase Agreement, the Company is required to reimburse Oaktree for certain advisory fees, including those of Houlihan Lokey Capital, Inc. (“Houlihan”), incurred in connection with the Purchase Agreement, the Chapter 11 Cases and certain related matters.

On June 22, 2012, pursuant to a subscription agreement dated as of June 19, 2012, the Company issued 83,129 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to Houlihan, having an agreed-upon value of $36.84 per share, or $3,062,472.36 in the aggregate, which payment was deemed to be a reimbursement by the Company of Oaktree, in accordance with the Purchase Agreement and the Purchase Agreement Order, for certain fees (equal to $3,062,472.36) owed to Houlihan.

The issuance of the shares of Common Stock to Houlihan, as described above, was exempt from registration pursuant to Section 4(2) of the Securities Act. Houlihan has represented to the Company that it is an “accredited investor,” as defined in Regulation D promulgated under the Securities Act, and has agreed that such securities may not be sold in the absence of an effective registration statement or an exemption from registration. The Company has not engaged in a general solicitation or advertising with respect to the issuance of such securities and has not offered any securities to the general public in connection with such issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Executive Vice President, Treasurer and Secretary

Date: June 22, 2012